Newcastle Investment Corp. 10-K

EXHIBIT 21.1

NEWCASTLE INVESTMENT CORP. SUBSIDIARIES

	Subsidiary	Jurisdiction of Incorporation/Organization
1.	B Arizona Leasing LLC	Delaware
2.	B Arizona Owner LLC	Delaware
3.	B California Leasing LLC	Delaware
4.	B California Owner LLC	Delaware
5.	B Idaho Leasing LLC	Delaware
6.	B Idaho Owner LLC	Delaware
7.	B Leasing LLC	Delaware
8.	B Oregon Leasing LLC	Delaware
9.	B Oregon Owner LLC	Delaware
10.	B Owner LLC	Delaware
11.	B Utah Leasing LLC	Delaware
12.	B Utah Owner LLC	Delaware
13.	BF Leasing LLC	Delaware
14.	BF Owner LLC	Delaware
15.	Canyon Creek Leasing LLC	Delaware
16.	Canyon Creek Owner LLC	Delaware
17.	Chateau Brickyard Operations LLC	Delaware
18.	Chateau Brickyard Owner LLC	Delaware
19.	Dayton Asset Holding LLC	Delaware
20.	DBNC Peach Holdings LLC	Delaware
21.	DBNC Peach I Trust	Delaware
22.	DBNC Peach LLC	Delaware
23.	Desert Flower Leasing LLC	Delaware
24.	Desert Flower Owner LLC	Delaware
25.	Fortress Asset Trust	Delaware
26.	Golden Living Taylorsville Leasing LLC	Delaware
27.	Golden Living Taylorsville Owner LLC	Delaware
28.	Heritage Place Leasing LLC	Delaware
29.	Heritage Place Owner LLC	Delaware
30.	Impac CMB Trust 1998-C1	Delaware
31.	Impac Commercial Assets Corporation	California
32.	Impac Commercial Capital Corporation	California
33.	Impac Commercial Holdings, Inc.	Maryland
34.	Karl S.A.	Belgium
35.	LIV Holdings LLC	Delaware
36.	MSR Admin LLC	Delaware
37.	MSR Admin Parent LLC	Delaware
38.	MSR IX Holdings LLC	Delaware
39.	MSR IX LLC	Delaware
40.	MSR IX Trust	Delaware
41.	MSR VIII Holdings LLC	Delaware
42.	MSR VIII LLC	Delaware
43.	MSR VIII Trust	Delaware
44.	MSR VIII Trust	Delaware

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EXHIBIT 21.1

NEWCASTLE INVESTMENT CORP. SUBSIDIARIES

	Subsidiary	Juristiction of Incorporation/Organization
45.	MSR X Holdings LLC	Delaware
46.	MSR X LLC	Delaware
47.	MSR X Trust	Delaware
48.	MSR XI Holdings LLC	Delaware
49.	MSR XI LLC	Delaware
50.	MSR XII Holdings LLC	Delaware
51.	MSR XII LLC	Delaware
52.	MSR XIII Holdings LLC	Delaware
53.	MSR XIII LLC	Delaware
54.	MSR XIII Parent LLC	Delaware
55.	MSR XIV Holdings LLC	Delaware
56.	MSR XIV LLC	Delaware
57.	NCT Holdings II LLC	Delaware
58.	NCT Holdings II LLC	Delaware
59.	NCT Holdings LLC	Delaware
60.	Newcastle 2005-1 Asset Backed Note LLC	Delaware
61.	Newcastle 2006-1 Asset Backed Note LLC	Delaware
62.	Newcastle 2006-1 Depositor LLC	Delaware
63.	Newcastle CDO IV Corp.	Delaware
64.	Newcastle CDO IV Holdings LLC	Delaware
65.	Newcastle CDO IV, Ltd.	Cayman Islands
66.	Newcastle CDO IX 1, Limited	Cayman Islands
67.	Newcastle CDO IX 2, Limited	Cayman Islands
68.	Newcastle CDO IX Holdings LLC	Delaware
69.	Newcastle CDO IX LLC	Delaware
70.	Newcastle CDO V Corp.	Delaware
71.	Newcastle CDO V Holdings LLC	Delaware
72.	Newcastle CDO V, Ltd.	Cayman Islands
73.	Newcastle CDO VI Corp.	Delaware
74.	Newcastle CDO VI Holdings LLC	Delaware
75.	Newcastle CDO VI, Ltd.	Cayman Islands
76.	Newcastle CDO VIII 1, Limited	Cayman Islands
77.	Newcastle CDO VIII 2, Limited	Cayman Islands
78.	Newcastle CDO VIII Holdings LLC	Delaware
79.	Newcastle CDO VIII LLC	Delaware
80.	Newcastle Foreign TRS Ltd. (process of dissolution)	Cayman Islands
81.	Newcastle Investment Trust 2010-MH1	Delaware
82.	Newcastle Investment Trust 2011-MH1	Delaware
83.	Newcastle MH I LLC	Delaware
84.	Newcastle MH I LLC	Delaware
85.	Newcastle Mortgage Securities LLC	Delaware
86.	Newcastle Mortgage Securities Trust 2004-1	Delaware
87.	Newcastle Mortgage Securities Trust 2007-1	Delaware
88.	Newcastle Mortgage Sercurites Trust 2006-1	Delaware

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EXHIBIT 21.1

NEWCASTLE INVESTMENT CORP. SUBSIDIARIES

	Subsidiary	Juristiction of Incorporation/Organization
89.	Newcastle Senior Living Holdings LLC	Delaware
90.	Newcastle Trust I	Delaware
91.	NIC Acquisitions LLC	Delaware
92.	NIC Airport Corporate Center LLC	Delaware
93.	NIC Apple Valley I LLC	Delaware
94.	NIC Apple Valley II LLC	Delaware
95.	NIC Apple Valley III LLC	Delaware
96.	NIC Courtyard Owners LLC	Delaware
97.	NIC Courtyards Leasing LLC	Delaware
98.	NIC Courtyards LLC	Delaware
99.	NIC Courtyards Texas Leasing LLC	Delaware
100.	NIC CRA LLC	Delaware
101.	NIC Dayton Town Center LLC	Delaware
102.	NIC DB LLC	Delaware
103.	NIC DP LLC	Delaware
104.	NIC GH Equity LLC	Delaware
105.	NIC GH I LLC	Delaware
106.	NIC GH II LLC	Delaware
107.	NIC GH III LLC	Delaware
108.	NIC GH IV LLC	Delaware
109.	NIC GH IX LLC	Delaware
110.	NIC GH V LLC	Delaware
111.	NIC GH VI LLC	Delaware
112.	NIC GH VII LLC	Delaware
113.	NIC GH VII LLC	Delaware
114.	NIC GH X LLC	Delaware
115.	NIC GH XI LLC	Delaware
116.	NIC GH XII LLC	Delaware
117.	NIC IX Parent LLC	Delaware
118.	NIC Management LLC	Delaware
119.	NIC MSR I LLC	Delaware
120.	NIC MSR II LLC	Delaware
121.	NIC MSR III LLC	Delaware
122.	NIC MSR IV LLC	Delaware
123.	NIC MSR IX FH LLC	Delaware
124.	NIC MSR LLC	Delaware
125.	NIC MSR V LLC	Delaware
126.	NIC MSR VI LLC	Delaware
127.	NIC MSR VII LLC	Delaware
128.	NIC MSR VIII LLC	Delaware
129.	NIC MSR X FN LLC	Delaware
130.	NIC MSR XI GN LLC	Delaware
131.	NIC MSR XII PLS LLC	Delaware
132.	NIC MSR XIII PLS 2 LLC	Delaware

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EXHIBIT 21.1

NEWCASTLE INVESTMENT CORP. SUBSIDIARIES

	Subsidiary	Juristiction of Incorporation/Organization
133.	NIC MSR XIV TBW FH LLC	Delaware
134.	NIC OTC LLC	Delaware
135.	NIC Reverse Loan LLC	Delaware
136.	NIC RMBS LLC	Delaware
137.	NIC SF LLC	Delaware
138.	NIC SN LLC	Delaware
139.	NIC TP LLC	Delaware
140.	NIC TRS Holdings, Inc	Delaware
141.	NIC TRS LLC	Delaware
142.	NIC VIII Parent LLC	Delaware
143.	NIC WL II LLC	Delaware
144.	NIC WL LLC	Delaware
145.	NIC X Parent LLC	Delaware
146.	NIC XI Parent LLC	Delaware
147.	NIC XII Parent LLC	Delaware
148.	NIC XIV Parent LLC	Delaware
149.	Orchard Park Leasing LLC	Delaware
150.	Orchard Park Owner LLC	Delaware
151.	Propco 2 LLC	Delaware
152.	Propco 3 LLC	Delaware
153.	Propco LLC	Delaware
154.	RC FH LLC	Delaware
155.	RC FN LLC	Delaware
156.	RC GN LLC	Delaware
157.	RC PLS LLC	Delaware
158.	Regent Court Leasing LLC	Delaware
159.	Regent Court Owner LLC	Delaware
160.	Reverse TRS LLC	Delaware
161.	RLG Leasing LLC	Delaware
162.	RLG Owner LLC	Delaware
163.	RLG Utah Leasing LLC	Delaware
164.	RLG Utah Owner LLC	Delaware
165.	Sheldon Park Leasing LLC	Delaware
166.	Sheldon Park Owner LLC	Delaware
167.	SP I Term Facility LLC	Delaware
168.	SSL Term Loan LLC	Delaware
169.	Steinhage B.V	Netherlands
170.	Sun Oak Leasing LLC	Delaware
171.	Sun Oak Owner LLC	Delaware
172.	Sunshine Villa Leasing LLC	Delaware
173.	Sunshine Villa Owner LLC	Delaware
174.	TRS LLC	Delaware
175.	Willow Park Leasing LLC	Delaware
176.	Willow Park Owner LLC	Delaware
177.	Xanadu Asset Holdings LLC	Delaware